Putnam Sustainable Leaders Fund
The fund's portfolio
9/30/21 (Unaudited)

COMMON STOCKS (99.2%)(a)
	Shares	Value
Banks (3.5%)
Bank of America Corp.	3,017,226	$128,081,244
First Republic Bank	520,800	100,451,904

		228,533,148
Beverages (1.5%)
Heineken NV (Netherlands)	820,435	85,286,433
Zevia PBC Class A(NON)(S)	1,188,400	13,678,484

		98,964,917
Biotechnology (3.7%)
Amgen, Inc.	361,100	76,787,915
Ginkgo Bioworks Holdings, Inc.(NON)	5,802,091	67,246,235
Regeneron Pharmaceuticals, Inc.(NON)	87,400	52,892,732
Vertex Pharmaceuticals, Inc.(NON)	244,300	44,313,577

		241,240,459
Building products (1.9%)
Johnson Controls International PLC	1,776,300	120,930,504

		120,930,504
Capital markets (2.9%)
BlackRock, Inc.	132,997	111,539,264
KKR & Co., Inc. Class A	1,282,000	78,048,160

		189,587,424
Chemicals (5.1%)
Ecolab, Inc.	298,500	62,273,070
Koninklijke DSM NV (Netherlands)	430,522	86,052,233
Linde PLC	358,700	105,235,406
Novozymes A/S Class B (Denmark)	1,078,579	73,842,428

		327,403,137
Commercial services and supplies (1.6%)
GFL Environmental, Inc. (Canada)(S)	2,723,255	101,168,923

		101,168,923
Containers and packaging (2.4%)
Avery Dennison Corp.	373,000	77,289,330
Ball Corp.(S)	835,000	75,124,950

		152,414,280
Electric utilities (1.3%)
NextEra Energy, Inc.	1,101,800	86,513,336

		86,513,336
Entertainment (1.5%)
Walt Disney Co. (The)(NON)	558,400	94,464,528

		94,464,528
Equity real estate investment trusts (REITs) (1.7%)
American Tower Corp.(R)	256,700	68,130,747
Boston Properties, Inc.(R)	378,000	40,956,300

		109,087,047
Food and staples retail (1.7%)
Walmart, Inc.	793,600	110,611,968

		110,611,968
Food products (0.7%)
McCormick & Co., Inc. (non-voting shares)	597,000	48,374,910

		48,374,910
Health-care equipment and supplies (5.7%)
Cooper Cos., Inc. (The)(S)	232,500	96,094,575
Danaher Corp.	572,300	174,231,012
Medtronic PLC	792,700	99,364,945

		369,690,532
Health-care providers and services (1.4%)
CVS Health Corp.	1,069,000	90,715,340

		90,715,340
Hotels, restaurants, and leisure (4.5%)
Chipotle Mexican Grill, Inc.(NON)	69,000	125,408,880
Hilton Worldwide Holdings, Inc.(NON)	797,036	105,296,426
Vail Resorts, Inc.(NON)	172,400	57,590,220

		288,295,526
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	104	—

		—
Independent power and renewable electricity producers (1.3%)
AES Corp. (The)	3,569,000	81,480,270

		81,480,270
Industrial conglomerates (2.7%)
Honeywell International, Inc.	443,953	94,242,343
Roper Technologies, Inc.	184,000	82,087,920

		176,330,263
Insurance (2.8%)
AXA SA (France)	3,525,410	98,076,859
Prudential PLC (United Kingdom)	4,375,794	84,945,820

		183,022,679
Interactive media and services (0.6%)
Bumble, Inc. Class A(NON)(S)	720,759	36,023,535

		36,023,535
Internet and direct marketing retail (5.8%)
Amazon.com, Inc.(NON)	97,177	319,230,332
Etsy, Inc.(NON)(S)	255,855	53,207,606

		372,437,938
IT Services (4.8%)
Fidelity National Information Services, Inc.	687,000	83,594,160
PayPal Holdings, Inc.(NON)	123,000	32,005,830
Shopify, Inc. Class A (Canada)(NON)	39,900	54,095,622
Visa, Inc. Class A	617,800	137,614,950

		307,310,562
Leisure products (0.4%)
Hasbro, Inc.	289,441	25,823,926

		25,823,926
Life sciences tools and services (2.3%)
Thermo Fisher Scientific, Inc.	259,500	148,260,135

		148,260,135
Machinery (1.6%)
Deere & Co.	186,700	62,557,569
Stanley Black & Decker, Inc.	229,300	40,198,583

		102,756,152
Multi-utilities (0.7%)
Ameren Corp.	546,800	44,290,800

		44,290,800
Multiline retail (1.7%)
Target Corp.	483,000	110,495,910

		110,495,910
Personal products (1.1%)
Unilever PLC (United Kingdom)	1,264,201	68,187,757

		68,187,757
Pharmaceuticals (2.7%)
Eli Lilly and Co.	517,800	119,637,690
Merck & Co., Inc.	711,300	53,425,743

		173,063,433
Road and rail (1.5%)
Union Pacific Corp.	505,600	99,102,656

		99,102,656
Semiconductors and semiconductor equipment (6.5%)
Applied Materials, Inc.	534,000	68,741,820
ASML Holding NV (NY Reg Shares) (Netherlands)	149,300	111,244,923
NVIDIA Corp.	474,400	98,276,704
NXP Semiconductors NV	283,800	55,587,906
Texas Instruments, Inc.	436,200	83,842,002

		417,693,355
Software (12.6%)
Adobe, Inc.(NON)	302,300	174,040,156
DocuSign, Inc.(NON)	291,200	74,963,616
Intuit, Inc.	125,900	67,924,309
Microsoft Corp.	1,779,600	501,704,831

		818,632,912
Specialty retail (1.4%)
Home Depot, Inc. (The)	279,200	91,650,192

		91,650,192
Technology hardware, storage, and peripherals (6.9%)
Apple, Inc.	3,139,028	444,172,462

		444,172,462
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	1,859,530	45,577,080

		45,577,080

Total common stocks (cost $3,535,915,781)		$6,404,307,996

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.625%, 1/31/26(i)	$152,000	$164,034
2.375%, 2/29/24(i)	7,000	7,349
1.625%, 9/30/26(i)	202,000	208,280
1.25%, 4/30/28(i)	136,000	136,665
1.125%, 2/28/27(i)	98,000	98,443
0.375%, 12/31/25(i)	124,000	121,612
0.125%, 5/31/22(i)	191,000	191,155

Total U.S. treasury obligations (cost $927,538)		$927,538

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Palisade Bio, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$946.40	55,497	$—

Total warrants (cost $—)				$—

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	$125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (3.0%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09%(AFF)	Shares	138,618,075	$138,618,075
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	54,096,616	54,096,616
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	2,241,000	2,241,000
U.S. Treasury Bills zero%, 2/24/22(i)		$131,000	130,974

Total short-term investments (cost $195,086,665)			$195,086,665
TOTAL INVESTMENTS

Total investments (cost $3,742,381,222)			$6,600,322,199

	FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $149,777,034) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/15/21	$15,840,034	$16,263,974	$423,940
	Barclays Bank PLC
		British Pound	Sell	12/15/21	4,134,380	4,245,001	110,621
	HSBC Bank USA, National Association
		British Pound	Sell	12/15/21	2,437,561	2,502,812	65,251
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/15/21	55,096,442	56,431,777	1,335,335
	State Street Bank and Trust Co.
		Euro	Sell	12/15/21	19,106,955	19,569,165	462,210
	UBS AG
		Euro	Sell	12/15/21	49,566,416	50,764,305	1,197,889

	Unrealized appreciation						3,595,246

	Unrealized (depreciation)						—

	Total						$3,595,246
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2021 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "the SEC" represent the Securities and Exchange Commission, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,456,196,663
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $—.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$83,798,975	$199,838,236	$145,019,136	$19,533	$138,618,075
	Putnam Short Term Investment Fund**	182,522,844	127,084,695	255,510,923	29,427	54,096,616

	Total Short-term investments	$266,321,819	$326,922,931	$400,530,059	$48,960	$192,714,691
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $138,618,075 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $135,053,111.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$130,488,063	$—	$—
Consumer discretionary	934,280,572	—	—**
Consumer staples	172,665,362	153,474,190	—
Financials	418,120,572	183,022,679	—
Health care	1,022,969,899	—	—
Industrials	600,288,498	—	—
Information technology	1,987,809,291	—	—
Materials	319,922,756	159,894,661	—
Real estate	109,087,047	—	—
Utilities	212,284,406	—	—

Total common stocks	5,907,916,466	496,391,530	—
Convertible preferred stocks	—	—	—**
U.S. treasury obligations	—	927,538	—
Warrants	—	—	—
Short-term investments	2,241,000	192,845,665	—

Totals by level	$5,910,157,466	$690,164,733	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,595,246	$—

Totals by level	$—	$3,595,246	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
**Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$147,100,00
Warrants (number of warrants)	55,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com